POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that
the undersigned, Leonard P.
Forman, an executive officer of
The New York Times Company (the
Company), hereby constitutes and
appoints each of Solomon B.
Watson IV, Kenneth A. Richieri
and Rhonda L. Brauer, and each
of them acting individually, his
true and lawful attorneys-in-
fact to:

1. execute for and on behalf of
the undersigned Forms 3, 4 and
5 relating to the Company's Class
A Common Stock, in accordance
with Section 16(a) of the
Securities Exchange Act of 1934
(the Exchange Act) and the rules
thereunder;

2. do and perform any and all
acts for and on behalf of the
undersigned which may be
necessary or desirable to
complete the execution of any
such Form 3, 4 or 5 and the
timely filing of such form with
the United States Securities and
Exchange Commission and any
other authority, including the
New York Stock Exchange; and

3. take any other action of any
type whatsoever in connection
with the foregoing which, in the
opinion of such attorney-in-fact,
may be of benefit to, in the best
interest of, or legally required
by, the undersigned, it being
understood that the documents
executed by such attorney-in-
fact on behalf of the
undersigned pursuant to this
Power of Attorney shall be in
such form and shall contain
such terms and conditions as
such attorney-in-fact may
approve in his or her
discretion.

The undersigned hereby grants
to each such attorney in-fact
full power and authority to do
and perform all and every act
and thing whatsoever requisite,
necessary and proper to be done
in the exercise of any of the
rights and powers herein
granted, as fully to all
intents and purposes as such
attorney-in-fact might or
could do if personally present,
with full power of substitution
or revocation, hereby ratifying
and confirming that such
attorney-in-fact, or his or her
substitute or substitutes,
shall lawfully do or cause to
be done by virtue of this power
of attorney and the rights and
powers herein granted.  The
undersigned acknowledges that
the foregoing attorneys-in-
fact, in serving in such
capacity at the request of the
undersigned, are not assuming
any of the undersigned's
responsibilities to comply
with Section 16 of the Exchange
Act.

This Power of Attorney shall
remain in full force and effect
until the undersigned is no
longer required to file Forms
3, 4, and 5 with respect to the
undersigned's holdings of and
transactions in securities
issued by the Company, unless
earlier revoked by the
undersigned in a signed
writing delivered to the
foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the
undersigned caused this Power
of Attorney to be executed as
of this 15th day of September,
2005.



s/Leonard P. Forman
Leonard P. Forman